UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2018

TRONOX LIMITED
(Exact name of registrant as specified in its charter)

Western Australia, Australia	001-35573	98-1026700
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Lot 22 Mason Road
Stamford, Connecticut 06901	Kwinana Beach, WA 6167 Australia

 (Address of principal executive offices, including zip code)

(203) 705-3800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 1, 2018, Tronox Limited, an Australian public limited company incorporated in the Commonwealth of Australia (the “Company”), The National Titanium Dioxide Company Ltd., a limited company organized under the laws of the Kingdom of Saudi Arabia (“Cristal”), and Cristal Inorganic Chemicals Netherlands Coöperatief W.A., a cooperative organized under the laws of the Netherlands and a wholly owned subsidiary of Cristal (“Seller”), entered into an Amendment to Transaction Agreement (the “Amendment”), which amends the previously announced Transaction Agreement (the “Original Transaction Agreement” and as amended by the Amendment, the “Amended Transaction Agreement”), by and among the Company, Cristal and Seller.

The Amendment provides for an extension of the termination date under the Original Transaction Agreement to June 30, 2018, with automatic three-month extensions to March 31, 2019, if necessary based on the status of outstanding regulatory approvals. The Amendment also provides that the Company has the right to terminate the Amended Transaction Agreement if it determines that the outstanding regulatory approvals are not reasonably likely to be obtained.  In the event that such termination by the Company is on or after January 1, 2019, or if regulatory approval has not been obtained by March 31, 2019 and the Company or Cristal elects to terminate the Amended Transaction Agreement, then the Company is required to pay Cristal a $60 million termination fee.

Completion of the transactions contemplated by the Amended Transaction Agreement (the “Transaction”) remains subject to various customary closing conditions as set forth in the Amended Transaction Agreement, including receipt of regulatory clearances from the U.S. Federal Trade Commission and the European Commission. The Company has received approval for the Transaction from seven of the nine regulatory jurisdictions whose approvals are required to close the Transaction.

In addition, Tronox and Cristal agreed to modify the form of shareholders agreement that the parties agreed to execute at the closing of the Transaction to provide for certain changes to the number of shares Cristal and its affiliates are required to hold in order to maintain board representation on the Tronox board of directors and to the transfer restrictions applicable following the closing of the Transaction.

Other than as expressly modified pursuant to the Amendment, the Original Transaction Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on February 21, 2017, remains in full force and effect.  The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of the Company, dated March 1, 2018, reporting the Company’s financial results for the fourth quarter ended December 31, 2017. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On March 1, 2018, the Company issued a press release announcing that it had entered into the Amendment.  A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Statements in this release that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon management’s current beliefs and expectations and are subject to uncertainty and changes in circumstances and contain words such as “believe,” “intended,” “expect,” and “anticipate,” and include statements about expectations for future results.

The forward-looking statements involve risks that may affect the Company’s operations, markets, products, services, prices and other risk factors discussed in the Company’s filings with the SEC, including those under the heading entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017. Significant risks and uncertainties may relate to, but are not limited to, the risk that the Transaction will not close, including by failure to obtain any necessary financing or the failure to satisfy other closing conditions under the Amended Transaction Agreement or by the termination of the Amended Transaction Agreement; failure to plan and manage the Transaction effectively and efficiently; the risk that a regulatory approval that may be required for the Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that expected synergies will not be realized or will not be realized within the expected time period; unanticipated increases in financing and other costs, including a rise in interest rates; reduced access to unrestricted cash; compliance with our bank facility covenants; the price of our shares; general market conditions; our customers potentially reducing their demand for our products; more competitive pricing from our competitors or increased supply from our competitors; operating efficiencies and other benefits expected from the Transaction. Neither the Company’s investors and securityholders nor any other person should place undue reliance on these forward-looking statements. Unless otherwise required by applicable laws, the Company undertakes no obligations to update or revise any forward-looking statements, whether as a result of new information or future developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1	Amendment to Transaction Agreement, dated March 1, 2018.*
99.1	Press Release, dated March 1, 2018, reporting Tronox Limited’s financial results for the fourth quarter ended December 31, 2017.
99.2	Press Release, dated March 1, 2018.

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX LIMITED

	By:	/s/ Richard L. Muglia
Date: March 1, 2018	Name:	Richard L. Muglia
	Title:	Senior Vice President, General Counsel and Secretary